THE RYDEX VARIABLE TRUST

PROSPECTUS
JULY 1, 2005


STRATEGIC FUND
CORE EQUITY


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[RYDEXINVESTMENTS LOGO]
ESSENTIAL FOR MODERN MARKETS(TM)

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

Rydex Variable Trust (the "Trust") is a mutual fund complex offering a professionally managed investment portfolio. This Prospectus describes the Core Equity Fund (the "Fund" or the "Strategic Fund").

Shares of the Fund are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

- MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY
- ARE NOT FEDERALLY INSURED
- ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY
- ARE NOT BANK DEPOSITS
- ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

   TABLE OF CONTENTS

   STRATEGIC FUND

5   CORE EQUITY FUND

7   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

8   PURCHASING AND REDEEMING SHARES

10  DIVIDENDS, DISTRIBUTIONS, AND TAXES

10  MANAGEMENT OF THE FUND

BC  ADDITIONAL INFORMATION

This page intentionally left blank.

CORE EQUITY FUND
FUND INFORMATION

FUND OBJECTIVE

The Core Equity Fund seeks long term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing through a combination of quantitative value-oriented and growth-oriented strategies within economic sectors and across the small, medium and large market capitalization ranges.

The Advisor uses a quantitative model to allocate the Fund's investments among these sector and capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.

PRINCIPAL RISKS

The Core Equity Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK -- The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK -- The Fund's use of equity derivatives to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK -- The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK -- The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK -- Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter and may or may not pay dividends.

EARLY CLOSING RISK -- The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The Core Equity Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND

This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.

SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES*                                                                        0.70%
   DISTRIBUTION (12b-1) FEES                                                               NONE
   OTHER EXPENSES**                                                                        0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.35%

* THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. BECAUSE THE PERFORMANCE ADJUSTMENT IS APPLIED RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3000(R) INDEX, THE ADVISOR COULD RECEIVE A POSITIVE PERFORMANCE ADJUSTMENT EVEN DURING PERIODS WHERE THE FUND'S PERFORMANCE IS NEGATIVE. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.

** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 YEAR                  3 YEARS
--------------------------------------------------------------------------------
                         $ 163                    $ 505

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve the Fund's objective.

CORE EQUITY FUND. The Advisor manages the Fund by maintaining exposure to each of six "style specific" and "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the market. The Advisor generally allocates the Fund's investments equally among the style segments and rebalances periodically using a quantitative methodology designed to reduce the Fund's volatility relative to the overall U.S. equity market. In selecting Fund investments, the Advisor considers a universe of approximately 3000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor classifies securities between growth and value styles based on relative price-to-book ratios and estimates of forecasted growth values. The Advisor classifies securities among the large, medium and small cap segments of the market based on relative market capitalization. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2000 companies to represent the small-cap segment. The Advisor may adjust the number of companies included in these various market segments, as appropriate, based on quantitative factors.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Fund is subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK -- The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invest will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets and use of leverage, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK -- Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

TRADING HALT RISK -- The Fund typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK -- The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

          FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

          OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

  The risks associated with the Fund's use of futures and options contracts include:

  - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

  - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

  - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK -- The normal close of trading of securities on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

SMALL AND MEDIUM ISSUER RISK -- Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK -- The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Fund reserves the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Unlike most other Rydex Funds, the Core Equity Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Core Equity Fund.

Rydex Investments will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. Currently, the Fund restricts shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the same Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in it sole discretion, could adversely affect manage-ment of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. The Board of Trustees have also approved a redemption fee, however, to date the Fund has not implemented this option nor has it chosen to impose costs or administrative fees on shareholders. In the event the Fund decides to implement the redemption fee, such fee will be imposed uniformly by the Fund subject to the limitations discussed below. For purposes of applying the Fund's policies, Rydex Investments may consider the trading history of accounts under common ownership or control. In addition, the Core Equity Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, Rydex Investments reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Core Equity Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by insurance companies, brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold exclusively through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned on an omnibus basis by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to enforce these policies (or assess any applicable redemption fee) will be solely dependent on the ability and willingness of the various insurance companies to assist in their enforcement. Thus, despite the Fund's policies and procedures, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the close of the NYSE (currently, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Fund's SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, such as instances where the value of a security has been materially affected by events occurring after the market closes, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believe that such a distribution would be in the best interest of the shareholders of the Fund.

TAXES

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Rydex Investments (The "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Funds for over 10 years, and serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2004, based on the average daily net assets for the Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
CORE EQUITY*                                                            .70%

* REPRESENTS THE BASE MANAGEMENT FEE THAT IS SUBJECT TO A PERFORMANCE ADJUSTMENT SO THAT BASE FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to insurance companies, broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investment strategy. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Leadership Team, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

                                       BC

Additional information about the Fund is included in the SAI dated May 1, 2005, which contains more detailed information about the Fund. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the annual and semi-annual reports. Also, in the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Because shares of the Fund are available exclusively for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-08821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS


[RYDEXINVESTMENTS LOGO]
ESSENTIAL FOR MODERN MARKETS(TM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXINVESTMENTS.COM                                             RVTP-1-5/05